SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2008

I.R.S. Employer
Commission	Registrant, State of Incorporation,	Identification
File Number	Address and Telephone Number	Number
001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation) 1201 Walnut Street Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE (Former name or former address, if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation) 1201 Walnut Street Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L) (the Registrants) are separately filing this combined Current Report on Form 8-K (Report).

Item 1.01	Entry into a Material Definitive Agreement
On March 11, 2008, KCP&L issued $350 million principal amount of its 6.375% Notes due March 1, 2018. See Item 2.03 below for a description of those Notes and related agreements.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On March 11, 2008, KCP&L issued $350 million principal amount of its 6.375% Notes due March 1, 2018. The Notes were issued pursuant to an Indenture dated as of May 1, 2007 (the Indenture) between KCP&L and The Bank of New York Trust Company, N.A., as trustee, as previously supplemented and as further supplemented by Supplemental Indenture No. 2 thereto dated as of March 11, 2008 (the Supplemental Indenture). The Notes are unsecured. KCP&L will use the net proceeds from the sale of the Notes to repay a portion of its outstanding commercial paper. The Notes were registered under the Securities Act of 1933, as amended, pursuant to KCP&L’s registration statement on Form S-3 (Registration No. 333-148136), which was declared effective by the Securities and Exchange Commission on January 2, 2008.
The Notes carry an interest rate of 6.375% per annum, which is payable semi-annually on March 1 and September 1 of each year, commencing on September 1, 2008. The Notes are redeemable at any time at KCP&L’s option at a redemption price equal to greater of (i) 100% of the principal amount of the Notes to be redeemed, plus accrued interest to the redemption date, or (ii) the discounted present value of the remaining scheduled payments of principal and interest on the Notes to be redeemed, plus accrued interest to the redemption date. For more information regarding the terms of the Notes, please see the Indenture and the Supplemental Indenture (which includes a form of the Notes), copies of which are filed as Exhibits 4.1 and 4.2, respectively, to this Report.
In connection with the issuance of the Notes, Sidley Austin LLP provided KCP&L with the legal opinion attached to this Report as Exhibit 5.1.
A copy of the Underwriting Agreement dated March 6, 2008 among KCP&L and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein, is filed as Exhibit 1.1 to this Report. Affiliates of the underwriters (other than Samuel A. Ramirez & Company, Inc.) are lenders under revolving credit agreements entered into separately with Great Plains Energy and KCP&L in May 2006. In connection with each of these arrangements, JPMorgan Chase Bank, N.A., an affiliate of J.P. Morgan Securities Inc., acted as syndication agent, J.P. Morgan Securities Inc. and Banc of America Securities LLC acted as joint-lead arrangers and Bank of America, N.A. acted as a lender and administrative agent. The underwriters and their affiliates have provided and in the future may continue to provide investment banking, commercial banking and other financial services, including the provision of credit facilities, to us and our affiliates in the ordinary course of business for which they have received and will receive customary compensation. Affiliates of certain of the underwriters participate in the commercial paper program of KCP&L and may from time to time hold KCP&L’s commercial paper. As a result, more than 10% of the net offering proceeds may be paid to underwriters or affiliates and, accordingly, the offering was made in reliance upon Rule 2710(h). The trustee and its affiliates are the trustee under certain indentures with Great Plains Energy and KCP&L. An affiliate of the trustee is also a depository for funds and performs other services for, and transacts other banking business with, Great Plains Energy and KCP&L in the normal course and may do so in the future.

Item 8.01	Other Events.
Interest rate mode conversions – KCP&L Tax-Exempt Debt
KCP&L is obligated to pay principal, premium (if any) and interest when due on $355.3 million aggregate principal amount of Environmental Improvement Revenue Refunding (EIRR) bonds issued by the Missouri State Environmental Improvement and Energy Resources Authority (EIERA) and by the Cities of La Cygne and Burlington, Kansas. Of this aggregate principal amount, $257.0 million of these EIRR bonds are comprised of five series of auction rate securities (ARS), which means the interest rates on the securities are periodically reset through auction processes. These ARS are supported by municipal bond insurance policies issued by either XL Capital Assurance, Inc. or Financial Guaranty Insurance Company. The recent sub-prime mortgage issues have adversely affected the overall financial markets, generally resulting in increased credit spreads, reduced access to the capital markets and actual or potential downgrades of municipal bond insurers and the bonds insured by those insurers, among other adverse matters. Both XL Capital Assurance, Inc. and Financial Guaranty Insurance Company, and the supported KCP&L ARS, were downgraded by at least two rating agencies in January and February 2008. Concerns related to municipal bond insurers’ credit have adversely affected the ordinary course of operations of auctions for these types of bonds. The interest rates set in recent auctions of KCP&L’s ARS have been adversely affected by these concerns, and these adverse effects were expected to continue until these ARS were changed to another interest rate mode. To eliminate this risk, pursuant to the terms of the EIRR bond documents, KCP&L has elected to change the interest rate mode on all of these ARS to long-term interest rate modes effective as of the date following the next scheduled auction date for the various series as described below.

			Long-
	Principal	Interest Mode	term	Long-term
	Amount	Conversion	Interest	Interest Rate
Issue	(millions)	Date	Rate	Period

EIERA Series 1992	$31.0	March 13, 2008	5.25%	March 31, 2013
Burlington Series 1993A	$40.0	March 24, 2008	5.25%	March 31, 2013
Burlington Series 1993B	$39.5	April 4, 2008	5.00%	March 31, 2011
Burlington Series 2007A-1	$63.25	April 8, 2008	5.125%	March 31, 2011
Burlington Series 2007A-2	$10.0	April 8, 2008	5.00%	March 31, 2010
Burlington Series 2007B	$73.25	March 12, 2008	5.375%	March 31, 2013
Aquila acquisition settlement agreement approval

As described in Item 9B. Other Information of the Registrants’ combined Annual Report on Form 10-K for the year ended December 31, 2007, a joint motion and settlement agreement was filed on February 27, 2008 in the pending Kansas Corporation Commission (KCC) proceedings regarding the proposed Great Plains Energy – Aquila transaction. On March 7, 2008, the KCC approved the joint motion and settlement agreement.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed herewith and are exhibits to the Registration Statement on Form S-3, Registration No. 333-148136, as noted below:

	Registration
8-K	Statement
Exhibit No.	Exhibit No.	Description

1.1	1.2	Underwriting Agreement dated March 6, 2008 among KCP&L and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

4.1	4.8	Indenture dated as of May 1, 2007 between KCP&L and The Bank of New York Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1.b to Form 8-K dated June 4, 2007, File No. 000-51873).

4.2	4.10	Supplemental Indenture No. 2 dated as of March 11, 2008 between KCP&L and The Bank of New York Trust Company, N.A., as trustee.

5.1	5.2	Opinion dated March 11, 2008 of Sidley Austin LLP.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED
/s/Terry Bassham
Terry Bassham
Executive Vice President- Finance & Strategic Development and Chief Financial Officer

KANSAS CITY POWER & LIGHT COMPANY
/s/Terry Bassham
Terry Bassham
Chief Financial Officer

Date: March 11, 2008